SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 26, 2005

                                  AZUREL, LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-22809                13-3842844
------------------------------- ------------------------- ----------------------
State or other jurisdiction of    Commission File Number        IRS Employer
         incorporation                                        Identification No.


                              Empire State Building
                                 350 5th Avenue
                                   Suite 2204
                            New York, New York 10118
                              azurel2005@yahoo.com
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (917) 685-4958

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Item 8.01 Other Events.

Azurel, Ltd., a Delaware corporation ("Azurel"), has changed its principal executive offices to:

                              Empire State Building
                                 350 5th Avenue
                                   Suite 2204
                            New York, New York 10118
                              azurel2005@yahoo.com
                                 (917) 685-4958
                               Fax (212) 594-4172

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AZUREL, LTD.
                                        (Registrant)

Dated: July 26, 2005                    By: /s/ Steven Moskowitz
                                            ------------------------------
                                            Steven Moskowitz
                                            President

Disclosure: This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performances and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service, demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether made by or on behalf of the Company are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof. For further information, please see the Company's current 10-K filing.

                              Contact: Azurel, Ltd.
                           Steven Moskowitz, President
                              Empire State Building
                                 350 5th Avenue
                                   Suite 2204
                            New York, New York 10118
                              azurel2005@yahoo.com
                                 (917) 685-4958
                               Fax (212) 594-4172